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                                                                    EXHIBIT 10.5



                         BOSTON MARKETING COMPANY, LTD.


Head Office
12-1, 4-Chome Higashi-Nippori
Arakawa-Ku, Tokyo, Japan
Telephone: (813) 3803-0155
Facsimile: (813) 3803-6807



                                   AGREEMENT


         This agreement is made between Boston Marketing Company, Ltd. of 12-1, 4-Chome, Higashi-Nippori, Arakawa-Ku, Tokyo, Japan and Dental/Medical Diagnostic Systems LLC of 200 North Westlake Blvd., Suite 202, Westlake Village, CA 91362 that Dental/Medical Diagnostic Systems LLC is given the exclusive rights to market the Teli camera CS6110 NTSC with Frame Grabber and CS6110 PAL with Frame Grabber for the dental market.

         It is also agreed that Dental/Diagnostic Systems LLC is given the rights to use "TELICAM" as trade mark.


Agreed and signed by                       Agreed and signed by



/s/  HIROKI UMEZAKI                         /s/  ROBERT H. GUREVITCH
--------------------------                 ----------------------------
Boston Marketing Co., Ltd.                 Dental/Medical Diagnostic
                                           Systems LLC
Date:  February 1, 1996                    Date:  February 2, 1996